UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 19, 2005
QUINTILES TRANSNATIONAL CORP.
(Exact name of registrant as specified in its charter)

North Carolina	333-113805	56-1714315
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)
4709 Creekstone Drive, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)
(919) 998-2000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 19, 2005, Quintiles Transnational Corp. issued a press release in accordance with Rule 135c under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)     Exhibits

Exhibit No.	Description of Exhibit

99.01	Press release, dated August 19, 2005, of Quintiles Transnational Corp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

	By:	/s/ Dennis B. Gillings Dennis B. Gillings Executive Chairman and Chief Executive Officer

Dated: August 19, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Press release, dated August 19, 2005, of Quintiles Transnational Corp.

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